--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

October 9, 2003

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and nine months ended September 30, 2003. The net asset value at that date was $52.52. In addition, a distribution of $0.56 per share was declared for shareholders of record on September 18, 2003 and was paid on September 19, 2003.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Realty Shares, Inc. had a total return, based on income and change in net asset value, of 10.0%, which compared to the NAREIT Equity REIT Index's(a) return of 9.5%. For the nine months, the fund's total return was 25.5% compared to NAREIT's 24.7%.

    The REIT bull market rolled on in the third quarter, in a fashion totally consistent with what we expected at this point in the economic and real estate cycle. In our view, prices rose because investors recognized the bottoming of fundamentals, turned their attention to the recovery currently in force, and anticipated that the recovery would continue over the next several quarters. We believe that recent developments and events validated this price advance. This has frustrated the growing chorus of REIT skeptics, many of whom believe that the sector had outperformed for too long and valuations were stretched to unsustainable levels. Analyst predictions--such as 'REITs will lag a rising stock market' and 'REITs are interest rate sensitive'--never came to pass as REITs performed well as stock prices rose and interest rates experienced a record increase. Once again, investing in accordance with conventional wisdom proved to be unrewarding.

    Widespread expectations by economists that U.S. GDP grew 5% in the third quarter had a positive impact on most asset classes, with the exception of long-term bonds. This economic strength was evidenced by improving consumer and business confidence, strong retail sales, increasing factory orders and growing manufacturing strength. Despite concerns about the 'jobless recovery,' signs finally appeared that job losses were abating and, by September, there was an actual increase in jobs.

    Indicators of improving health in the property market abound. Commentators have noted that vacancy rates in the office sector appear to be nearing their bottom. The prospect for future job growth should facilitate further improvement in this sector. In addition, developers and lenders have shown much greater restraint in this downturn than in the office market in the early 1990s, which should help the market recover more quickly than it did in the last recession. The apartment sector, which has been battered over the past several years, showed moderate signs of improvement during the third quarter. Indicators such as revenue per available room in the

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------

                       COHEN & STEERS REALTY SHARES, INC.

hotel industry turned positive for the first time in over two years, and hotel stocks were the star performers of the quarter, rising 21%. Retail sales trends and as a result regional mall fundamentals continued to be very positive and the stocks rose over 13% in the quarter.

    At the company level, good news far outweighed bad, as a growing number of REIT managements affirmed or increased earnings guidance, or reported improving fundamental trends. This was most evident in the hotel sector. In the office sector, the recent sale of New York's General Motors Building for $1.4 billion, nearly $800 per square foot, was a seminal event. The auction of this property attracted multiple bidders from both the public and private market and the final selling price far exceeded most expectations. Understandably, this provided hard evidence of the value of class A office properties and in our view had a very positive impact on large New York office owners such as Vornado Realty (up 36% this year) and Brookfield Properties (up 31%). Whereas office REITs as a whole have not been the single best performing sector in the REIT industry, we believe their 22% return this year likely indicates expectations that service sector job growth will translate into better occupancies and rents in the future. Responding to strong trends in retail sales, most regional mall owners have reported double digit earnings increases that have been accompanied by substantial dividend increases. General Growth Properties was a leader in this trend, having recently raised its annual dividend by 25%. Further, the major mall owners have all completed new property developments or acquisitions that have boosted both current earnings and prospective growth rates.

    The industry-wide improvement in REIT balance sheets and growth prospects has continued unabated this year. The refinancing or retirement of high cost debt and preferred stock has improved financial strength and flexibility. This, in turn, has enhanced equity values. Still, it is notable that unsecured borrowing by REITs this year, at $6.4 billion, trails the $8.1 billion raised in the same period last year, suggesting that REITs are taking advantage of low interest rates without increasing financial leverage. Many companies have taken advantage of strong stock prices to issue what we consider to be judicious amounts of common equity. This equity has in many cases been used to replace debt or make property acquisitions, often contributing to increased earnings. Whereas some commentators and analysts have argued that equity issuance is a warning sign, the $3.8 billion in common equity raised in the first nine months of 2003 significantly trails the $4.7 billion raised in the same period of 2002. (In 1997, REITs raised a record $20 billion.) Further, considering that the equity market capitalization of the REIT industry is now over $200 billion, this equity issuance is rather insignificant.

    Many commentators and analysts have attributed the REIT rally simply to money flows, implying that rising prices are exclusively the result of irrational technical factors unsupported by fundamental factors. Indeed, while year-to-date $3.0 billion has been invested in real estate mutual funds, this is well below absolute levels experienced historically. (As with equity issuance, fund inflows reached their peak in 1997, with $4.1 billion of new assets being invested in real estate mutual funds.) Further, as a percentage of the existing $23.5 billion in fund assets, it is an even less significant statistic. This flow of funds, in our opinion, is the result of the aforementioned fundamental factors. To believe that funds flows are the drivers of bull markets in our view places cause and effect

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

in reverse order. Demand for an asset class is based on its investment merits, and that is what causes money to flow into that asset.

INVESTMENT OUTLOOK

    Perhaps the most passionate debate in the REIT industry revolves around the current level of stock valuations. Following their strong price advance this year, we believe REITs are trading, on average, at a modest premium to net asset value (NAV), approximately 5% to 10% compared to their long-term average of 0%. In addition, they are trading at a price/cash flow multiple of 11.5, above their long-term average of 11.3. REIT skeptics assert that this limits any further upside price potential, and makes them vulnerable to a price decline. Overlooked, however, is the fact that improving fundamentals are already translating into higher earnings--thereby resulting in declining future price/cash flow ratios. Similarly, as property level cash flows increase, so are underlying property values. Almost every company that has reported or forecasted improving operations has seen Wall Street earnings estimates and NAV estimates rise, sometimes substantially.

    Just as fundamental events have validated price movements to date, further strong returns from REITs (as well as stocks in general), will require the anticipation of ongoing improvement in economic and real estate fundamentals. As this economic recovery proceeds, we expect continued increases in earnings and NAV estimates. As long as this prospect remains intact, we would expect share prices to perform in accordance.

    One further factor often overlooked is the access to capital and acquisitions that is available to most of the established high quality REITs. Their strengthened balance sheets have provided them with wide flexibility in acquiring and financing property. Their access to public and private debt and equity capital is simply unprecedented. Just a few of the many examples are the international joint ventures the ProLogis company has established, raising over $1 billion of equity for investment in Europe and Asia. AMB Property Corp. has raised $200 million for the acquisition of domestic industrial properties. Health Care Property Investors has raised $200 million of equity in a joint venture to purchase medical office buildings. CBL & Associates and Developers Diversified have sold large shopping center portfolios to newly created companies in Australia, while retaining the management of them. As investor appetite for real estate has grown, more and more REITs are becoming the beneficiaries of this capital, and they are seeing more and more attractive acquisition opportunities. This has enabled them to achieve a competitive rate of return on new investments as well as to earn management and incentive fees. Again, we expect these transactions to boost both current and future earning power.

    A vast number of investors have become more interested in current income, due no doubt to the combination of market volatility, the low interest rate environment and the general focus on dividends brought on by the recently enacted legislation reducing the tax on corporate dividends. (REITs are excluded from this lower tax rate.) Strong dividend income, and indeed the possibility for dividend growth, are an important part of this equation and the REIT industry in our view remains on the forefront of delivering growing income to shareholders. Despite the softest real estate market in 10 years and flat to declining cash flows industry-wide, REIT

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------

                       COHEN & STEERS REALTY SHARES, INC.

managements were able to add value by making judicious investment decisions and taking advantage of favorable capital and financing markets. This is demonstrated by the fact that REIT dividends, based on a weighted average of the 100 largest companies in the NAREIT Equity REIT Index, grew in 2002 at a 3.5% rate and continued to grow so far in 2003, at a 3.4% rate. We expect 48 of these 100 largest REITs to increase their dividends this year while only six will have reduced them. In our view, this year should be the trough year for REIT earnings, and we expect the rate of dividend growth to rise in 2004 and accelerate thereafter. Therefore, just like in the price/cash flow ratio and NAV analyses, we believe the current average REIT dividend yield (6.0% at quarter-end) must be viewed in the context of future growth potential as well.

    Notwithstanding our long-term view of REIT industry prospects, we believe it would not be reasonable to expect a continuation of the extraordinary returns REITs have delivered so far this year. While we do not consider REITs to be expensive, the undervaluation they may have experienced in recent years has in our view been corrected. Our forecast is for a reversion to the long-term average total return--which was 11.6% for the 10-year period ended
September 30, 2003--with most of that return coming from dividends. Successful investing, particularly in real estate, requires a long-term time horizon. It is therefore ironic that so many real estate analysts have adopted a posture that embraces short-term market-timing. If we have learned anything from the past few tumultuous years of the securities markets, it is that market-timing is a trap for the unsophisticated. We believe more than ever in the power of REITs to deliver competitive total returns over the long-term while providing investors with excellent portfolio diversification benefits.

Sincerely,

              MARTIN COHEN                ROBERT H. STEERS
              MARTIN COHEN                ROBERT H. STEERS
              President                   Chairman

                                 JAMES S. CORL
                                 JAMES S. CORL
                               Portfolio Manager

--------------------------------------------------------------------------------
                                       4

---------------------------------------------------------------------------

                       COHEN & STEERS REALTY SHARES, INC.


         Cohen & Steers is online at cohenandsteers.com

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general.

    ONLINE ACCESS is available for shareholders of Cohen & Steers funds whose accounts are held directly with Boston Financial Data Services, the fund's transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

    Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at cohenandsteers.com


---------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.


                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                 NUMBER
                                                                OF SHARES        VALUE
                                                               -----------   --------------
EQUITIES                                             97.57%
    DIVERSIFIED                                       7.83%
         Crescent Real Estate Equities Co. .................     1,926,900   $   27,940,050
         Vornado Realty Trust...............................     1,913,100       91,905,324
                                                                             --------------
                                                                                119,845,374
                                                                             --------------
    HEALTH CARE                                       1.11%
         Ventas.............................................       990,200       16,952,224
                                                                             --------------
    HOTEL                                             8.17%
         Hilton Hotels Corp. ...............................     1,184,700       19,215,834
         Host Marriott Corp.(a).............................     4,570,400       49,040,392
         Starwood Hotels & Resorts Worldwide................     1,630,500       56,741,400
                                                                             --------------
                                                                                124,997,626
                                                                             --------------
    INDUSTRIAL                                        9.42%
         AMB Property Corp. ................................       680,000       20,950,800
         Catellus Development Corp.(a)......................     2,299,800       56,230,110
         ProLogis...........................................     2,213,900       66,970,475
                                                                             --------------
                                                                                144,151,385
                                                                             --------------
    OFFICE                                           21.41%
         Arden Realty.......................................     1,625,900       45,395,128
         Boston Properties..................................     1,883,900       81,893,133
         Brookfield Properties Corp.(b).....................     1,879,500       44,103,188
         CarrAmerica Realty Corp. ..........................       885,400       26,429,190
         Equity Office Properties Trust.....................     1,976,899       54,424,029
         Mack-Cali Realty Corp. ............................       495,200       19,411,840
         Maguire Properties.................................       872,500       17,886,250
         Prentiss Properties Trust..........................       631,400       19,573,400
         SL Green Realty Corp. .............................       510,800       18,444,988
                                                                             --------------
                                                                                327,561,146
                                                                             --------------

-------------------
(a) Nonincome producing security.

(b) Brookfield Properties Corp. is a Canadian company whose common stock is listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the fund's position in Canadian dollars on September 30, 2003 was $59,561,073 based on an exchange rate of 1 Canadian dollar to
    0.74047 U.S. dollars.

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------

                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS--(CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                 NUMBER
                                                                OF SHARES        VALUE
                                                               -----------   --------------
    OFFICE/INDUSTRIAL                                 4.96%
         Kilroy Realty Corp. ...............................     1,071,700   $   30,597,035
         Liberty Property Trust.............................       334,700       12,377,206
         Reckson Associates Realty Corp. ...................     1,425,700       32,947,927
                                                                             --------------
                                                                                 75,922,168
                                                                             --------------
    RESIDENTIAL                                      19.18%
      APARTMENT                                      17.86%
         Apartment Investment & Management Co. .............       524,500       20,644,320
         Archstone-Smith Trust..............................     2,344,500       61,847,910
         AvalonBay Communities..............................     1,560,000       73,008,000
         BRE Properties.....................................       492,900       16,255,842
         Equity Residential.................................     1,014,600       29,707,488
         Essex Property Trust...............................       404,600       25,372,466
         Post Properties....................................       945,500       25,745,965
         Summit Properties..................................       794,600       18,053,312
         United Dominion Realty Trust.......................       148,900        2,726,359
                                                                             --------------
                                                                                273,361,662
                                                                             --------------
      MANUFACTURED HOME                               1.32%
         Sun Communities....................................       511,000       20,133,400
                                                                             --------------
         TOTAL RESIDENTIAL..................................                    293,495,062
                                                                             --------------
    SELF STORAGE                                      1.03%
         Public Storage.....................................       400,300       15,703,769
                                                                             --------------
    SHOPPING CENTER                                  24.46%
      COMMUNITY CENTER                                5.48%
         Developers Diversified Realty Corp. ...............       706,100       21,091,207
         Federal Realty Investment Trust....................     1,058,800       39,027,368
         Pan Pacific Retail Properties......................       244,500       10,513,500
         Regency Centers Corp. .............................       360,500       13,284,425
                                                                             --------------
                                                                                 83,916,500
                                                                             --------------

--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------

                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS--(CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                 NUMBER
                                                                OF SHARES        VALUE
                                                               -----------   --------------
      REGIONAL MALL                                  18.98%
         CBL & Associates Properties........................       545,600   $   27,225,440
         General Growth Properties..........................       514,700       36,903,990
         Macerich Co. ......................................       916,000       34,579,000
         Mills Corp. .......................................       999,600       39,334,260
         Rouse Co. .........................................     1,442,400       60,148,080
         Simon Property Group...............................     1,602,100       69,819,518
         Taubman Centers....................................     1,141,100       22,365,560
                                                                             --------------
                                                                                290,375,848
                                                                             --------------
         TOTAL SHOPPING CENTER..............................                    374,292,348
                                                                             --------------
             TOTAL EQUITIES (Identified
                cost--$1,141,778,365).......................                  1,492,921,102
                                                                             --------------



                                                                PRINCIPAL
                                                                 AMOUNT
                                                               -----------
COMMERCIAL PAPER                                      1.64%
         UBS Financial, 0.90%, due 10/01/2003
           (Identified cost--$25,146,000)...................   $25,146,000       25,146,000
                                                                             --------------
TOTAL INVESTMENTS (Identified
  cost--$1,166,924,365) ............................. 99.21%                  1,518,067,102
OTHER ASSETS IN EXCESS OF LIABILITIES ...............  0.79%                     12,125,481
                                                     ------                  --------------
NET ASSETS (Equivalent to $52.52 per share based on
  29,135,258 shares of capital stock outstanding) .. 100.00%                 $1,530,192,583
                                                     ------                  --------------
                                                     ------                  --------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                             FINANCIAL HIGHLIGHTS(a)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                            NET ASSET VALUE
                                                  TOTAL NET ASSETS             PER SHARE
                                           ------------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/02............                  $1,255,441,998            $43.34
    Net investment income................  $  51,001,307                    $ 1.79
    Net realized and unrealized gain on
       investments.......................    255,069,301                      9.07
    Distributions from net investment
       income............................    (47,706,953)                    (1.68)
                                                                            ------

    Capital stock transactions:
         Sold............................    278,611,407
         Distributions reinvested........     28,098,571
         Redeemed........................   (290,323,048)
                                           -------------
Net increase in net asset value..........                     274,750,585              9.18
                                                           --------------            ------
End of period: 9/30/2003.................                  $1,530,192,583            $52.52
                                                           --------------            ------
                                                           --------------            ------

                          AVERAGE ANNUAL TOTAL RETURNS
                 (PERIODS ENDED SEPTEMBER 30, 2003) (UNAUDITED)


 ONE YEAR    FIVE YEARS   TEN YEARS   SINCE INCEPTION (7/2/91)
----------   ----------   ---------   ------------------------
   24.97%     11.92%       10.57%              13.09%


-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    COHEN & STEERS REALTY SHARES, INC.

             MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


            FOR HIGH CURRENT INCOME:                                 FOR TOTAL RETURN:

             [LOGO OF COHEN & STEERS                               [LOGO OF COHEN & STEERS
                EQUITY INCOME FUND]                                    REALTY SHARES]

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
      A, B, C AND I SHARES AVAILABLE
                                                          SYMBOL: CSRSX

      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX



           FOR CAPITAL APPRECIATION:                                 FOR TOTAL RETURN:

            [LOGO OF COHEN & STEERS                               [LOGO OF COHEN & STEERS
              SPECIAL EQUITY FUND]                              INSTITUTIONAL REALTY SHARES]

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS

      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO

      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED

                                                          SYMBOL: CSRIX




             FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
             OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
       1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

    THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL
     CHARGES AND EXPENSES,  AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.


--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT ADVISOR
Director and chairman                  Cohen & Steers Capital Management,
                                       Inc.
Martin Cohen                           757 Third Avenue
Director and president                 New York, NY 10017
                                       (212) 832-3232
Gregory C. Clark
Director                               FUND SUBADMINISTRATOR AND CUSTODIAN
                                       State Street Bank and Trust Company
Bonnie Cohen                           225 Franklin Street
Director                               Boston, MA 02110

George Grossman                        TRANSFER AGENT
Director                               Boston Financial Data Services, Inc.
                                       Two Heritage Drive
Richard J. Norman                      North Quincy, MA 02171
Director                               (800) 437-9912

Willard H. Smith Jr.                   LEGAL COUNSEL
Director                               Simpson Thacher & Bartlett
                                       425 Lexington Avenue
Adam Derechin                          New York, NY 10017
Vice president and assistant treasurer
                                       DISTRIBUTOR
Lawrence B. Stoller                    Cohen & Steers Securities, LLC
Assistant secretary                    757 Third Avenue
                                       New York, NY 10017

                                       Nasdaq Symbol: CSRSX
                                       Web site: cohenandsteers.com
                                       Net asset value (NAV) can be found in
                                       the daily mutual fund listings in the
                                       financial section of most major
                                       newspapers under Cohen & Steers.

                                       This report is authorized for delivery
                                       only to shareholders of Cohen & Steers
                                       Realty Shares, Inc. unless accompanied
                                       or preceded by the delivery of a
                                       currently effective prospectus setting
                                       forth details of the fund. Past
                                       performance is of course no guarantee
                                       of future results and your investment
                                       may be worth more or less at the time
                                       you sell.

--------------------------------------------------------------------------------
                                       11

                             [LOGO OF COHEN & STEERS
                                  REALTY SHARES]



                                 QUARTERLY REPORT
                                SEPTEMBER 30, 2003


COHEN & STEERS
REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017